UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland             1-11533                 74-2123597
(State or Other Jurisdiction      (Commission File Number)              (IRS Employer
of Incorporation)                                 Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends and supplements the registrant's Form 8-K, as filed on December 24, 2013, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) with respect to such Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The unaudited consolidated financial statements of Thomas Properties Group, Inc. as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01 (a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of Parkway Properties, Inc. as of and for the nine month period ended September 30, 2013 and for the year ended December 31, 2012, giving effect to the Mergers, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01 (b) by reference.

(d) Exhibits.

99.1	Unaudited consolidated financial statements of Thomas Properties Group, Inc. as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012.
99.2	Unaudited pro forma financial statements of Parkway Properties, Inc. as of and for the nine month period ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 3, 2014

PARKWAY PROPERTIES, INC.

By: /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel